COMMITMENTS	12 Months Ended
Dec. 31, 2022
COMMITMENTS
COMMITMENTS

NOTE 15 - COMMITMENTS:

Agreements to purchase intellectual property and commercial products:

1)   On August 11, 2010, the Company entered into an agreement with a publicly-traded Australian company in an asset purchase agreement to acquire intellectual property relating to three therapeutic candidates for the treatment of gastrointestinal conditions. Pursuant to the asset purchase agreement, as amended, the Company paid the Australian company an initial amount of $500,000 and undertook to pay future payments in the range of 7% - 20% from the Company’s revenues that may be generated from the sale and sublicense of the therapeutic candidates, less certain deductible amounts, as detailed in the agreement. Such potential payments are due until termination or expiration of the last of the patents transferred to the Company pursuant to the agreement (each on a product-by-product basis).

Through December 31, 2022, the Company has paid the Australian company in total $1.5 million.

2)   On June 30, 2014, the Company entered into an agreement with a German company that granted the Company the exclusive worldwide (excluding China, Hong Kong, Taiwan, and Macao) development and commercialization rights to all indications to a therapeutic candidate. Under the terms of the agreement, the Company paid the German company an upfront payment of $1 million and agreed to pay the German company potential tiered royalties, less certain deductible amounts, as detailed in the agreement, ranging from mid-teens and up to 30%. Such potential royalties are due until the later of (i) the expiration of the last to expire licensed patent that covers the product in the relevant country and (ii) the expiration of regulatory exclusivity in the relevant country. Through December 31, 2022, the Company has paid the German company only the initial amount mentioned above.

3)   On March 30, 2015, the Company entered into an agreement with a U.S.-based private company that granted the Company the exclusive worldwide development and commercialization rights for all indications to a therapeutic candidate, and additional intellectual property rights, targeting multiple oncology, inflammatory and GI indications. Under the terms of the agreement, the Company undertook to pay the U.S. company an initial amount of $1.5 million and an additional amount of $2 million to be paid on a specific date. In addition, the Company undertook to pay up to $2 million in potential development milestone payments, and potential tiered royalties on revenues, less certain deductible amounts starting in the low double-digits, as detailed in the agreement. Such potential royalties are due until the later of (i) the expiration of the last to expire licensed patent that covers the product in the relevant country; and (ii) the expiration of regulatory exclusivity in the relevant country. Through December 31, 2022, the Company paid the U.S. company a total of $3 million.

Following an amendment to the agreement from February 2018, during December 2018, the Company elected to convert the remaining $0.5 million into increased future potential royalty payments. As of December 31, 2022, and December 31, 2021, the Company recognized $0.75 million, as a non-current liability for the increase in potential royalty payments.

4)   On October 17, 2019, the Company entered into a strategic collaboration with Cosmo Pharmaceuticals N.V. (“Cosmo”), which includes an exclusive license agreement, as amended, for the U.S. rights to Aemcolo® and a simultaneous private investment by Cosmo.

Under the terms of the license agreement, Cosmo invested $36.3 million in cash and granted the Company the exclusive rights to commercialize Aemcolo® in the U.S. for travelers’ diarrhea.

The license agreement also grants the Company certain rights related to the potential development of additional indications for Aemcolo®, as well as arrangements related to other pipeline therapeutic candidates of Cosmo. Under the terms of the agreements, the Company issued 5,185,715 ADSs to Cosmo for the cash investment and 1,714,286 ADSs to Cosmo Technologies Ltd, a wholly-owned subsidiary of, as an upfront payment for the U.S commercialization rights granted under the license. In addition, the Company agreed to pay Cosmo a royalty percentage in the high twenties on net sales generated from the commercialization of Aemcolo® in the U.S. The license agreement further provides for potential regulatory and commercial milestone payments to Cosmo totaling up to $100 million.

With respect to this agreement, the Company measured the commercialization rights based on their fair value (approximately $11.8 million, as of the date of the acquisition) with a corresponding credit to equity. As to impairment of the Aemcolo® intangible asset - See note 10(b).

5)   Movantik® acquisition:

1. General

Effective April 1, 2020, RedHill Inc. entered into an exclusive license agreement (the “License Agreement”) with AstraZeneca, granting RedHill Inc. exclusive, worldwide (excluding Europe, Canada) commercialization and development rights to Movantik® (naloxegol). In addition, RedHill Inc. entered into certain related agreements, pursuant to which AstraZeneca provides RedHill Inc. transitional services for an agreed period.

On April 1, 2020 (“Effective Date”), RedHill Inc. made an upfront payment of $52.5 million to AstraZeneca, and the AstraZeneca License Agreement, the Supply Agreement and the TSA became effective. Under the terms of the AstraZeneca License Agreement, as amended on July 14, 2020, RedHill Inc. agreed to pay a further non-contingent payment of $15.5 million in December 2021.

On March 11, 2021, RedHill Inc and AstraZeneca signed an amendment to the License Agreement, pursuant to which, the $15.5 million payment due in December 2021 was adjusted to gradual payments starting in March 2021 and ending in December 2022, totaling $16 million. The amendment is not considered a substantial modification of the terms and resulted in an adjustment of approximately $0.5 million in the carrying amount of the payable in respect of intangible assets purchase and a corresponding charge in the consolidated statements of comprehensive loss, under financial expenses. As of December 31, 2022, the Company had an unsettled balance with respect to this payment. However, the outstanding balance was settled at the beginning of 2023, as agreed upon with Astrazeneca.

RedHill Inc. also assumed responsibility for sales-based royalty, currently at a rate of 20%, as well as sales-based potential milestone payments that AstraZeneca is required to pay to Nektar Therapeutics (“Nektar”), the originator of Movantik®. The Company considers the likelihood of having to pay the milestone payments or increased royalties as negligible.

In addition, AstraZeneca transferred on the Effective Date to RedHill Inc. a co-commercialization agreement with Daiichi Sankyo, Inc. (“DSI”) for Movantik® in the U.S, according to which, RedHill Inc. would share costs and pay sales-based payments to DSI under that agreement. Effective July 1, 2020, RedHill Inc. and DSI replaced this agreement with a new royalty-bearing agreement. See note 15(6) below. On October 6, 2020, the parties amended the License Agreement to grant RedHill Inc. also the exclusive commercialization and development rights to Movantik® (naloxegol) in Israel.

On February 22, 2021, Aether Therapeutics Inc. (“Aether”), filed a complaint against RedHill Inc in the United States District Court for the District of Delaware ("Aether Litigation"). The complaint asserts that the Company's marketing of the Movantik® product infringes certain U.S. Patents held by Aether (the "Aether Patents"). Aether has asserted the Aether Patents against other entities previously involved in the marketing of Movantik®. The complaint requests customary remedies for patent infringement. In November 2022 the Company and AstraZeneca have signed a settlement agreement, according to which AstraZeneca will be solely responsible for any costs incurred in the defense of this litigation, including any settlement amounts, damages awarded, and legal fees.

2. Accounting treatment

The total acquisition consideration, including upfront payment, discounted present value of the deferred payment and directly attributable transaction costs amounted to approximately $65 million. Since all acquired assets are intended to generate revenues from sales of Movantik® and have a similar useful life, the Company attributed this consideration to a single intangible asset representing the acquired rights to Movantik®. The intangible asset shall be amortized commencing the Effective Date on a straight-line basis over its useful life, which was re-estimated at approximately 12.5 years from the Effective Date (see also note 10(a) with regards to change in estimation of the useful life).

With respect to sales-based royalties and milestone payments aforementioned, the Company applied an accounting policy, pursuant to which these variable payments shall not be included in the initial measurement of the cost of the intangible asset acquired, as they are not a present obligation of RedHill Inc. The sales-based royalties are expensed as incurred and recognized under Cost of Revenues.

6)    As described in note 15(5) above, as part of the Movantik® transaction, the Company undertook the pre-existing co-commercialization agreement with DSI, under which the Company and DSI share certain costs while paying DSI a significant share from its sales volume of Movantik®.

Effective July 1, 2020, RedHill Inc. and DSI replaced the co-commercialization agreement with a new royalty-bearing agreement, under which RedHill Inc. bears all responsibilities and costs for commercializing Movantik® in the U.S. During the term of this new agreement, RedHill Inc. will pay DSI a mid-teen royalty rate on net sales of Movantik® in the U.S. in addition to payments totaling $15.1 million, of which $5.1 million paid in January 2022, $5 million paid in July 2022, and the remaining of $5 million to be assumed by HCRM under the agreement described in notes 14 and 27(a), which was finalized on February 2, 2023. Additionally, in July 2020 as part of the new royalty bearing agreement, the Company also entered into a security purchase agreement, under which DSI received 283,387 ADSs as a partial consideration in relation to Movantik®.

In July 2020, the Company recognized an intangible asset in the amount of approximately $12.5 million. This amount includes approximately $10.5 million for the present value of the above-mentioned payments, recognized against a corresponding financial liability and approximately $2 million for the ADSs issued to DSI.

The intangible asset recognized has similar estimated useful life as the intangible asset discussed in note 15(5) above and is amortized on a straight-line basis over its useful life.

For more information on the transfer of the rights in Movantik® see also note 27(a) below.

7)	In October 2021, the Company entered into an exclusive license agreement (the “License Agreement”) with Gaelan Medical Trade LLC ("Gaelan") for Talicia® in the United Arab Emirates

(UAE). Under the terms of the License Agreement, the Company received in April 2022 an upfront payment of $2 million. In addition, the Company is eligible for additional milestone payments as well as tiered royalties up to mid-teens on net sales of Talicia® in the UAE. Gaelan will receive the exclusive rights to commercialize Talicia® in the UAE, as well as a right of first refusal to commercialize Talicia® in the Gulf Cooperation Council region (Saudi Arabia, Kuwait, Qatar, Bahrain, and Oman) for a pre-determined period. Gaelan shall be responsible for obtaining and maintaining regulatory approvals, as well as to conduct any and all required clinical and other studies. In March 2022, the Company and Gaelan signed an amendment to the License Agreement, according to which Gaelan may sublicense or assign any of its rights or obligations under the License Agreement.

In connection with the License Agreement, the Company and Gaelan entered into a supply agreement, according to which, the Company will exclusively manufacture (by a third party CMO) and supply Talicia® to Gaelan during the term of the agreement.

The Company accounted for the license of the Talicia® IP rights and manufacturing and supply services as distinct performance obligations, mainly due to the manufacturing not being specialized or unique and can be manufactured by others (i.e. – the good or service is capable of being distinct), as well as due to that the License Agreement and the manufacturing and supply services do not significantly affect each other (i.e. – the promise is distinct within the context of the contract). During 2022, the Company provided Gaelan substantially all the documentation which represents the right to use the Licensed IP, as well as the paperwork relating to the IP itself and its regulatory documents. Accordingly, and since the manufacturing services are priced at their standalone selling price, the Company recognized the $2 million upfront consideration as revenues in the Statement of Comprehensive Loss for the year ended 2022.

8)   In March 2022, the Company entered into an exclusive license agreement with Kukbo Co. Ltd ("Kukbo") for oral opaganib for the treatment of COVID-19 in South Korea, following Kukbo's investment in the company. Under the terms of the license agreement, the Company would receive an upfront payment of $1.5 million, be eligible for up to $5.6 million in milestone payments, and receive low double-digit royalties on net sales of oral opaganib in South Korea. Kukbo will receive the exclusive rights to commercialize opaganib in South Korea for COVID-19

However, on September 2, 2022, the Company filed a lawsuit against Kukbo and is in the process of seeking a default judgment against Kukbo in a United States court, as a result of Kukbo’s default in delivering to the Company $5 million under the Subscription Agreement, dated October 25, 2021, in exchange for ADSs, and a further payment of $1.5 million due under the license agreement. On November 24, 2022, Kukbo responded in a letter to the lawsuit, stating that it intends to defend itself and bring a counterclaim against the Company.

The Company notes that Kukbo did not file a response in the U.S. court within the required timeframe. On December 17, 2022, Kukbo filed a counterclaim against the Company, prompting the Company to file a motion to dismiss Kukbo’s counterclaims. Legal proceedings are ongoing, but the Company believes in the merits of its lawsuit against Kukbo and will continue to decisively pursue a favorable judgment.

As of December 31, 2022, the Company has not recognized revenues from the license agreement as the criteria to do so was not fully met.